Cmoproj
UBS		7:30:22 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

     Bond

Balance     Coupon     Delay     Factor          Index      Value

Reset     Multiplier     Cap

       4A4        22,335,875.00      6.48000

0

1.000000       1ML       1.1200      7.60000        -1.00000        7.60000

     Floor          Current

Settle

Deal     WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

      0.00000        6.4800        02/27/04      1ML30 year     5.93   357.00

300.0PSA

9:24

7.600 +-1.000 * 1ML cap: 7.600

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	600	750
9:08	68.411	60.360	56.173	56.173	55.568	52.546	48.378	41.442
9:09	68.091	60.028	55.835	55.835	55.225	52.189	48.008	41.056
9:10	67.774	59.698	55.498	55.498	54.884	51.835	47.641	40.673
9:11	67.460	59.371	55.165	55.165	54.546	51.483	47.276	40.292
9:12	67.147	59.046	54.833	54.833	54.210	51.133	46.913	39.913
9:13	66.837	58.723	54.504	54.504	53.876	50.786	46.553	39.537
9:14	66.529	58.403	54.177	54.177	53.545	50.441	46.195	39.163
9:15	66.224	58.084	53.852	53.852	53.216	50.098	45.839	38.792

9:16	65.920	57.768	53.530	53.530	52.889	49.758	45.486	38.423
9:17	65.619	57.455	53.210	53.210	52.565	49.420	45.135	38.056
9:18	65.320	57.143	52.892	52.892	52.242	49.084	44.786	37.692
9:19	65.023	56.834	52.576	52.576	51.922	48.750	44.440	37.330
9:20	64.729	56.526	52.262	52.262	51.604	48.419	44.095	36.970
9:21	64.436	56.221	51.950	51.950	51.288	48.089	43.753	36.613
9:22	64.145	55.918	51.641	51.641	50.974	47.762	43.413	36.258
9:23	63.857	55.617	51.333	51.333	50.662	47.436	43.076	35.905

9:24	63.570	55.318	51.028	51.028	50.352	47.113	42.740	35.554
9:25	63.286	55.021	50.724	50.724	50.044	46.792	42.406	35.205
9:26	63.003	54.726	50.423	50.423	49.738	46.473	42.075	34.859
9:27	62.722	54.432	50.123	50.123	49.434	46.156	41.745	34.514
9:28	62.444	54.141	49.826	49.826	49.132	45.841	41.418	34.172
9:29	62.167	53.852	49.530	49.530	48.832	45.528	41.093	33.832
9:30	61.892	53.565	49.236	49.236	48.534	45.216	40.769	33.493
9:31	61.619	53.279	48.945	48.945	48.238	44.907	40.448	33.157

10:00	61.348	52.996	48.655	48.655	47.944	44.600	40.128	32.823
10:01	61.079	52.714	48.367	48.367	47.651	44.294	39.811	32.491
10:02	60.811	52.434	48.080	48.080	47.361	43.991	39.495	32.161
10:03	60.545	52.156	47.796	47.796	47.072	43.689	39.181	31.833
10:04	60.282	51.880	47.513	47.513	46.785	43.389	38.869	31.507
10:05	60.019	51.605	47.233	47.233	46.500	43.091	38.559	31.182
10:06	59.759	51.332	46.954	46.954	46.216	42.795	38.251	30.860
10:07	59.500	51.061	46.676	46.676	45.935	42.500	37.945	30.539
Avg Life	5.495	3.676	3.205	3.205	3.080	2.763	2.500	2.208
Duration	1.118	1.071	1.049	1.049	1.034	0.991	0.954	0.913
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/17	6/12	3/11	3/11	4/10	1/09	4/08	8/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.